Exhibit 10.7


                                      [LOGO
                                       OF          COMPASS BANK
                                    COMPASS]



                                 INCENTIVE PLAN




                                                                   October, 1995

         I.       INTENT

                  This plan is intended to improve the operating performance of CompassBank by making available incentive pay for all employees based on bankwide and team results.

         II.      EFFECTIVE DATE

                  This plan is an annual plan commencing on November 1, 1995 and supersedes all previous programs; it will continue indefinitely at the sole discretion of CompassBank. The program represents a bank policy and is not an employment contract; CompassBank retains the right to modify, amend or terminate this program at any time at its discretion.

         III.     PARTICIPANTS AND INCENTIVE TARGETS

                  All employees of the Bank, both full and part-time, and who have been employed on or before November 1, 1995 are eligible to participate in this plan. Each position has a Target Incentive Award which represents the amount to be paid if all incentive goals are met. The actual percentage for each position is determined by the level of the position within the organization, as outlined below.

     Category      Positions in Category                    Target Incentive
     A.            CEO                                      20%
     B.            Division Heads                           18%
     C.            EVP's, SVP's                             15%
     D.            VP'S                                     13%
     E.            Other VP's & Regional Branch Mgrs.       10%
     F.            Other Officers and Branch Mgrs.           8%
     G.            Exempt Non Officer                        6%
     F.            All Other Staff                           4%

     All participants are assigned to a Team, depending on the Division/Dept in which they work. The Teams Are:
                                        Executive
                                         Retail
                                         Lending
                                         Finance
                             Marketing & Corporate Services

     More team units may be established based on similarity of work and ability of team members to influence targeted results.

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


     Each year as part of the strategic planning process, Teams are formed and Team objectives or Deliverables are established, based on the operating plan for the coming year. Each deliverable is weighted based on its priority so that all deliverables equal 100%.

     Team Deliverables are recommended by the Team and presented at a meeting of Department Heads for discussion. The Team Leader then submits the Team Plans to the three Division Heads. The Division Heads will review and make recommendations to the President, who will make the final decisions. The Deliverables for Categories A and B will also be reviewed and approved by the Board of Directors.

V.   MEASURING TEAM PERFORMANCE

     Each deliverable is assigned a weight so that the sum of the deliverables equals 100%.

     At the end of the year, actual performance for each Deliverable is calculated as a percentage of the Deliverable Target.

     The Percent Achieved is multiplied times the Weight to produce the Deliverable Contribution.

     The Deliverable Contributions are summed to produce the Team Performance Score.

     This team Performance Score is then used to calculate individual awards.

     Form I (on the following page) is a sample Team Plan used for documenting the Deliverables, the Targets and the actual Team Performance Score.

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



                  TEAM DELIVERABLES AND PERFORMANCE MEASUREMENT

________________________________________________________________________________

         THIS IS: ____________      ______________   ___________________________
                                                              NAME OF TEAM

________________________     ______________    _________________    ____________
APPROVED                           DATE            APPROVED            DATE

________________________________________________________________________________

DELIVERABLES____________________DESCRIPTION_________________TARGET______ACHIEVED

         I
________________________________________________________________________________

         II
________________________________________________________________________________


         III
________________________________________________________________________________


         IV
________________________________________________________________________________


         V
________________________________________________________________________________


                      PERFORMANCE CALCULATION
                     PERCENT ACHIEVED    X    WEIGHT       = CONTRIBUTION

DELIVERABLE I        ____________________    ____________     __________________
DELIVERABLE II       ____________________    ____________     __________________
DELIVERABLE III      ____________________    ____________     __________________
DELIVERABLE IV       ____________________    ____________     __________________
DELIVERABLE V        ____________________    ____________     __________________
DELIVERABLE VI       ____________________    ____________     __________________


                                    TEAM PERFORMANCE SCORE    __________________


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




         VI.      CALCULATING TEAM INCENTIVE FACTORS

                  Team target Incentive amounts will be decreased or increased according to the level of achievement in the Team Performance Score based on the schedule below.

                            Percent of                   Percent
                            Deliverables                of Target
                             Achieved                     Earned
                             --------                     ------
                       less than & 70%                       0%
                              70 - 79%                      50%
                              80 - 89%                      70%
                              90 - 99%                      85%
                            100 - 109%                     100%
                            110 - 119%                     105%
                            120 - 129%                     110%
                            130% +                         120%


                  All calculations will be rounded to the nearest one percent. Individual Team members must have a performance score on record of Competent or better to be eligible to receive an award.

         VII.     CALCULATING BANK PERFORMANCE FACTOR

                  This Plan is funded through earnings of the Bank. For 1995, earnings are measured by Net Profit Return on Equity which is defined as the Bank's net profit stated as a percentage of average surplus outstanding exclusive of FAS 115 adjustments to capital and current year bonus accruals. Funds will accrue to the Bonus Pool based on the schedule below. At the end of the year, the total of the Target Incentives for all participants will be calculated and this figure will be compared to the total of the Bonus Pool. If the Bonus Pool is larger than the Target Incentives, all Target Incentives will be increased proportionately; if it is smaller, all will be reduced proportionately.

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



                        INDIVIDUAL INCENTIVE CALCULATION

NAME____________________________________________DATE____________________________

APPROVED___________________________________________APPROVED_____________________

________________________________________________________________________________

                               SUMMARY OF PERFORMANCE RESULTS
________________________________________________________________________________


                                                                      ADJUSTMENT
                                                                      PERCENTAGE


             TEAM PERFORMANCE SCORE _________________    =   ___________________

             BANKWIDE ADJUSTMENT FACTOR BASED            =   ___________________
             ON PROFITABILITY

________________________________________________________________________________

                         CALCULATION OF INCENTIVE AWARD

________________________________________________________________________________

                  SALARY AT:
_________________________________________________________     __________________

    BEGINNING TARGET INCENTIVE AS % A OF SALARY ____________    ________________

    +/- BANK PERFORMANCE FACTOR               _______________  _________________

                                              TOTAL _____________   ____________

+/- ADJUSTMENT FOR TEAM INCENTIVE PERFORMANCE    _______________   _____________

                                              TOTAL _____________   ____________

                          FINAL AWARD                         __________________

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

         Return on Equity         Bank Performance Factor
         ----------------         -----------------------
         less than 7%                       0%
          7 -  8%                          40%
          8 -  9%                          70%
          9 - 10%                          85%
         10 - 11%                         100%
         11 - 12%                         110%
         12 - 13%                         120%
         13 - 14%                         130%
         14% +                            140%


                  Each year, the definition of earnings will be reviewed, and if appropriate, revised. Form II on the following page is a sample of calculation of an individual award.

         VIII.    COMMUNICATION

                  At the beginning of each fiscal year following the annual planning sessions, the five teams will present proposed annual goals for review. Once approved, they become the basis for incentive earnings, and at regular intervals, to-date results will be posted and distributed by Team Leaders.

                  At the end of the performance year, Form I and Form II will be completed for each employee and distributed along with the incentive award.

         IX.      OTHER TERMS AND CONDITIONS

                  A. All percentages of base salary referred to in this plan are defined as percent of base salary in effect as of the last day of the plan year.

                  B. All calculations will be prepared in November/December,
                     1996 and appropriate disbursements if applicable will be made by December 31, 1996.

                  C. Award calculations will be based on each employee's
                     position assignment as of 10/31/96 regardless of other assignments held during the year.

                  D. Partial year awards will be calculated on a pro-rata basis for new hires.

                  E. Awards to part-time employees will be prorated based on the average number of actual hours worked from 11/1 through 10/31.

                  F. Individuals must be employees in good standing and in
                     eligible positions at the time awards are paid in order to be eligible to receive an award; however, pro-rata shares will be awarded to employees who have been or are on inactive status during the year provided the inactive time does not exceed 12 weeks.

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


                  H. Once established and approved by the Board of Directors, deliverables and targets will not be changed for the Plan year. However, if extraordinary, unforeseeable, and unplanned circumstances occur that will substantially alter achievements under this plan (positive or negative), the Board of Directors, as its discretion, may change deliverables, targets, or any other provisions of this Plan.

          X.      IMPACT ON BENEFIT PLANS

                  All earnings received under the provisions of this plan will be excluded from the calculation of any benefits that are a function of cash compensation expect for the calculation of gross earnings for pension purposes.


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